FIDELITY SOUTHERN CORPORATION

Quarterly Investor Update

May 2018

Positioning for Organic Growth and Opportunistic Acquisitions



Forward Looking Statements

This presentation has been prepared by Fidelity Southern Corporation ("we," "us" and "our") and contains forward looking statements that reflect our current expectations relating to present or future trends or factors generally affecting the banking industry and specifically affecting our operations, markets and services. Investors are cautioned against placing undue reliance on such statements. These forward-looking statements are based upon assumptions we believe are reasonable and may relate to, among other things, market and economic conditions and the economy's impact on operating results, credit quality, liquidity, capital, the adequacy of the allowance for loan losses, changes in interest rates, and litigation results. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected for many reasons, including without limitation, changing events and trends that have influenced our assumptions.

These trends and events include: (1) events adversely affecting our loan portfolio, such as potential difficulties maintaining quality loan growth, the risk of credit losses and an insufficient allowance for loan losses, maintaining and servicing relationships with customers and other counterparties, the ability to rely upon information from customers and other counterparties, and managing changes in our lending operations; (2) events adversely affecting our investment portfolio, resulting in potential impairments or losses that may adversely affect earnings and capital; (3) potential adverse economic conditions at the national, regional, and local levels where we conduct business, and the resulting impact on the quality of our loan portfolio, earnings, and business operations; (4) expectations of and actual timing and amount of interest rate movements, and the slope and shape of the yield curve; (5) extensive regulation, new or enhanced enforcement of laws and regulations, increased compliance costs, potential failure to comply with laws and regulations, and the possibility of claims or litigation from customers or other parties; (6) maintaining adequate liquidity, the failure or which would adversely impact our growth and ability to meet our current or future funding obligations; (7) our ability to maintain sufficient capital and to raise additional capital when needed; (8) events affecting our business operations, such as the effectiveness of our risk management framework and internal controls and procedures, our reliance on financial models and the accuracy of such financial models, our reliance on third party vendors, the risk of security breaches and potential fraud, including cyber-fraud, ability to maintain sufficient investment in technological improvements, and potential adverse weather events in the geographic markets in which we operate; (9) events affecting our ability to compete effectively and achieve our strategies, such as greater competitive pressures among financial institutions in our market areas, the risk of failure to achieve the revenue increases expected to result from our acquisitions, branch additions and in our transaction deposit, trust and lending businesses, and our ability to attract and retain skilled people; (10) events that adversely affect our reputation, and the resulting potential adverse impact on our operations in the event of negative public opinion; and (11) risks arising from owning our common stock, such as the volatility and trading volume of our common stock, our ability to pay dividends, the impact of dilution on our common stock, the lack of FDIC insurance with respect to our common stock, regulatory limitations on stock ownership, and provisions in our bylaws that may make it more difficult for another party to obtain control of us.

We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Legal Disclosure

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of our performance. Management believes that these non-GAAP financial measures allows better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a greater understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other Companies.

This presentation is solely for informational purposes to assist interested parties in making their own evaluation of us. It does not purport to contain all of the information that may be relevant. Interested parties should conduct their own investigation and analysis of us, the data set forth in this presentation, and other information provided by or on behalf of us.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

Overview of Fidelity Southern Corporation

Financial Highlights

Balance Sheet ($bn)	
Assets	$4.8
Loans (Including HFS)	4.1
Deposits	3.9
TCE	0.4
Market Information	
Market Cap ($mm)	$620
Price / TBV	156 %
Price / 2018 Consensus EPS	13.4 x
Dividend Yield	2.1 %
Profitability	
ROAA	1.03 %
ROATCE	12.20
Asset Quality	
Adj. NPAs / Adj. Loans + OREO +Reposessions (Non-GAAP) (1)	1.14 %
Adj. Reserves / Adj. Loans (Non-GAAP) (1)	1.15
LTM NCOs / Avg. Loans	0.11
Capital Ratios	
TCE / TA	8.3 %
CET 1 Ratio	8.4
Total Capital Ratio	12.0

Company Overview

- **Largest community bank presence in the Atlanta MSA**
  - Founded in 1974
  - 49 branches in Georgia and 19 branches in Florida
  - Over 30 loan production locations across 13 Southeastern states
- **Organically driven historical growth with select acquisitions**
- **Profitability driven by robust commercial lending platform and noninterest income lines of business**
- **Experienced management team with ~20% insider ownership**

Branch Map



Atlanta
Augusta
Savannah
Jacksonville
Tallahassee
Orlando
Tampa
Cape Coral
Miami
Atlanta

Financial data as of or for the three months ended 3/31/18; market data as of 5/4/18
(1) See non-GAAP reconciliation tables in the appendix for a reconciliation to the comparable GAAP measure

Investment Highlights

- Largest community banking franchise presence in the Atlanta MSA
- Valuable, low-cost core deposit base
- Presence in the Southeast's most attractive, high-growth markets
- Experienced management team with ties to the local communities
- Diversified revenue sources
- Robust asset generation capabilities
- Well positioned for selective, opportunistic acquisitions
- Attractive valuation

Experienced Management Team

Executive Management

James B. "Jim" Miller Jr. (77)
Chairman & Chief Executive Officer

Years at LION: 41

- Chairman of the Board and CEO of Fidelity Southern Corporation since 1979
- Served as President of the Company from 1979 to 2006

H. Palmer Proctor Jr. (50)
President

Years at LION: 28

- President and Director of Fidelity Southern Corporation and President and CEO of Fidelity Bank
- Experience includes commercial banking, trust and investments, retail and consumer banking, and operations

Charles D. "Charlie" Christy (61)
Chief Financial Officer

Years in Banking: 27

- EVP, CFO and Principal Financial & Accounting Officer since June 2017
- Previously served in executive financial roles at Citizens Republic Bancorp, BankOne Corporation and CoastalSouth Bancshares

Board of Directors

Director	Age	Tenure (yrs)	Industry
James B. Miller Jr. *Chairman*	77	39	Banking
Donald A. Harp Jr. *Lead Director*	79	7	Non-Profit
David R. Bockel	73	21	Military / Government
Rodney D. Bullard	43	1	Retail / Restaurants
Wm. Millard Choate	65	8	Construction & Development
Kevin S. King	70	20	Law
William C. Lankford Jr.	68	8	Financial Services
Gloria A. O'Neal	68	1	Banking
H. Palmer Proctor Jr.	50	13	Banking
W. Clyde Shepherd III	57	15	Construction & Development
Rankin M. Smith Jr.	70	31	Hospitality / Leisure

20.2% insider ownership among Management and Board of Directors

Positioning LION for the Future

- Shift revenue strategy from "Gain on Sale" revenue to core bank businesses
  - **Commercial, Residential Construction, and SBA**
    - 66% growth in commercial portfolio since 12/31/14 with full pipeline for 2018
    - Hired 26 bankers in the past 2 years with 20+ years of average experience
  - **Business Banking (Small Business Lending)**
    - Investing in new technology for online capability, easy access and faster approvals, and improved coverage to leverage existing branch network
  - **Wealth Management (Investment Management, Trust, Specialty Lending)**
    - Expanded existing trust business in 2016 and recently hired 11 wealth advisors
    - Currently $314 million AUM
  - **Mortgage**
    - $2.8 billion of production with gain on sale revenue of $90.9 million in 2017
- Continue to build market share through robust product offerings and client-first service
- Capitalize on the market disruption by attracting new customers and talented bankers
- Build upon recent success in De Novo branching and acquisitive growth
  - Opened branches in Macon, GA and Covington, GA in Q1 '18 and Tallahassee, FL in Q4 '17
  - De novo branches established in strategic locations to best service commercial clients
- Continue to enhance core infrastructure
  - Investing in technology and operating models to bolster efficiency and effectiveness
  - Enhancing treasury cash management products and services to new and existing clients

Geographic Coverage

Commercial/Construction



AL
GA
FL

- Over 31 Commercial/ Construction Lenders
- Aggressively hiring in all markets
- Focus on C&I, Owner Occupied CRE, Resi Constr. to builders and developers
- Disciplined underwriting that minimizes spec lending and L-T fixed
- Excellent credit quality

SBA



- 12 BDOs and aggressively hiring more for National presence
- 7(a), 504, and USDA B&I loans
- Hotels/Motels, Svc. Stations, Restaurants, Dentists, Child Care
- Top 3.5% of all SBA Lenders (USA)

Mortgage



VA
TN
NC
SC
AL
GA
FL

- 35 offices, 204 Lenders
- $2.8+ billion in production in 2017
- Strong presence and product set that attracts new talent in desired markets
- $9.1 billion loans serviced for others
- Efficient operating model
- 85% purchase money

Indirect (Dealer Services)



NC
TN
SC
MS
AL
GA
FL

- Scalable business model
- Exited 5 states in 2017 and 2018 to better align with market demand
- $1.1 billion loans serviced
- Operated business since 1990
- Income from sales, fees and servicing income
- NCOs are approx. a third of industry average
- Managing 2018 production to help diminish concentration

History of Successful Organic and Acquired Growth

LION Footprint - 2000



Deposits by State
GA
100%
Branch (17)

LION Footprint - Today



Deposits by State
FL
20%
GA
80%
Branch (68)

Total Assets ($000)



CAGR: 10%
$948
$994
$1,066
$1,092
$1,224
$1,406
$1,649
$1,686
$1,763
$1,852
$1,945
$2,234
$2,477
$2,564
$3,085
$3,849
$4,390
$4,577
$4,812
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q1 '18

Source: SNL Financial
Data as of the period ended each respective year

Atlanta Scarcity Value

Atlanta MSA Market Share – Banks Under $10 bn in Assets

Rank	Institution	Assets ($mm)	ATL MSA Deposits ($mm)	ATL MSA Market Share	ATL MSA Branches
1	**Fidelity Southern Corp.**	**$4,812**	**$3,062**	**1.88 %**	**47**
2	Atlantic Capital Bancshares Inc.	2,719	1,573	0.97	1
3	State Bank Financial Corp.	4,892	1,271	0.78	7
4	United Bank Corp.	1,347	981	0.60	14
5	National Commerce Corp.	3,114	755	0.46	5
6	MetroCity Bankshares Inc.	1,302	740	0.45	9
7	Piedmont Bancorp Inc.	852	502	0.31	5
8	CCF Holding Co.	481	380	0.23	6
9	Quantum Capital Corp.	460	361	0.22	3
10	Georgia Banking Co.	444	361	0.22	2
11	First IC Corp.	411	296	0.18	6
12	Community Banks of Georgia Inc.	349	293	0.18	2
13	Community Financial Holding Co.	259	273	0.17	3
14	Touchmark Bancshares Inc.	386	271	0.17	1
15	Forsyth Bancshares Inc.	305	269	0.17	4

- Ranked 8th in deposit market share among **all** banks in Atlanta MSA
- 18 community banks with a cumulative $13 billion in assets headquartered in Atlanta MSA have been acquired over the past 3 years

Source: SNL Financial
Asset data as of 3/31/18; deposit data as of 6/30/17; pro forma for announced transactions
Note: Excludes merger targets

Well Positioned in Atlanta's Strongest Counties…

Atlanta Footprint



Pickens
Dawson
Bartow
Cherokee
Forsyth
Paulding
Cobb
Barrow
Gwinnett
Haralson
DeKalb
Walton
Douglas
Rockdale
Fulton
Morgan
Carroll
Clayton
Newton
Henry
Fayette
Coweta
Jasper
Heard
Spalding
Butts
Pike
Lamar
Meriwether
75
57
85
20
28

- LION has a presence in 8 out of the 10 most populous counties in the Atlanta MSA

Our Atlanta MSA County Demographics

County	Total Population	Proj. Pop. Growth ('18 - '23)	Median HHI ($)	Projected Median HHI Growth	LION Deposits ($mm)
Fulton	1,044,957	6.6 %	$65,264	9.1 %	$900.5
Gwinnett	931,265	7.4	67,759	8.6	250.3
Cobb	762,551	6.1	74,889	11.7	537.5
DeKalb	752,500	5.5	60,213	11.7	869.0
Clayton	286,113	6.5	45,663	6.1	32.7
Forsyth	233,409	10.5	101,393	10.3	39.9
Henry	227,235	6.8	69,331	11.6	36.1
Paulding	160,112	7.2	66,330	7.3	19.7
Coweta	144,030	7.0	72,457	12.3	114.3
Fayette	113,116	4.7	87,635	9.1	153.0
Rockdale	90,564	4.8	55,885	8.6	42.6
Barrow	79,738	8.1	58,687	13.8	66.8

Atlanta MSA Highlights

- **Largest MSA in the Southeast by GDP**
- **Second largest MSA in the Southeast by Population**
- **Second wealthiest MSA in Southeast by household income**
- **Home to 15 Fortune 500 companies**
  - **Highest concentration of Fortune 500 companies in the Southeast**

Source: SNL Financial
Demographic data as of 6/30/17; county data deposit weighted

…Coupled with Attractive Florida Markets

Market Highlights

- **Jacksonville**
  - 4th largest MSA in Florida and 16th largest in the Southeast
  - 3rd highest MSA employment rate in Florida
  - Home to 3 Fortune 500 companies
  - 5th fastest growing city in America
- **Orlando**
  - Home to 3 major research universities and 35 post-secondary institutions
  - 3rd best city for future job growth
  - 2nd highest ranked Florida city and 7th on Milken Institute's list of "Best Performing Cities"
- **Bradenton**
  - 10th fastest-growing region in US and 3rd fastest in Florida, per most recent US Census
  - Highest ranked Florida city and 6th on Milken Institute's list of "Best Performing Cities"

'18 – '23 Projected Population Growth



10.0%
7.5%
5.0%
2.5%
0.0%
4.5%
6.7%
6.9%
7.5%
8.2%
Southeast
Florida
Jacksonville, FL
North Port-Sarasota-Bradenton, FL
Orlando-Kissimmee-Sanford, FL

LION YoY Deposit Growth ($mm)



$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
+41%
$57.1
$80.6
+60%
$151.8
$242.5
+17%
$365.9
$429.8
Orlando-Kissimmee-Sanford, FL
North Port-Sarasota-Bradenton, FL
Jacksonville, FL
2016
2017

Source: SNL Financial, JAXUSA, orlandoedc.com, Forbes
Deposit data as of 6/30 for each respective year

Presence in High Growth Markets

Population Growth vs. Southeast Banks with Assets $1.0 bn - $10.0 bn



12.0%
8.0%
4.0%
0.0%
(4.0%)
Median: 3.4%
6.5%

HHI Growth vs. Southeast Banks with Assets $1.0 bn - $10.0 bn



16.0%
12.0%
8.0%
4.0%
0.0%
Median: 8.1%
10.5%
SE Bank $1.0 bn - $10.0 bn
LION

Source: SNL Financial
Data as of 6/30/17; demographic data county weighted

Building Shareholder Value



LION Tangible Book Value per Share and Earnings per Share
TBV per Share ($)
Earnings Per Share ($)
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$2.50
$2.10
$1.70
$1.30
$0.90
$0.50
$10.96
$12.22
$12.66
$13.26
$14.41
$14.75
$1.21
$1.28
$1.64
$1.50
$1.49
$1.72
2013
2014
2015
2016
2017
2018 YTD
Annualized TBV Growth %
11.5%
3.6%
4.7%
8.7%
9.3%
TBV per Share
EPS

Data as of 12/31 for each respective year; Q1 '18 EPS and TBV growth data shown annualized as of 3/31/18

Deposit Portfolio Detail

Deposit Portfolio Composition – 3/31/18



CD's > 250k 4.3%
CDs 100k-250k 9.1%
CDs < 100K 9.1%
Demand 29.9%
MMDA & Sav. 35.1%
NOW & Other Trans. 12.6%

Deposit Portfolio Highlights – 3/31/18

- $3.0 billion of core deposit funding or 78% of total portfolio
- Sticky deposit base
- Strong growth throughout our footprint
  - Two year core deposit growth of 17%
  - Two year Florida deposit growth of 196%

Dollars in thousands
Data as of the twelve months each respective year
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000

Total Deposit Growth ($mm)



CAGR
Demand: 23%
MMAs, Savings & NOW: 15%
$2,202
$335
$352
$1,027
$488
$2,458
$367
$422
$1,110
$558
$3,186
$133
$856
$1,405
$791
$3,638
$171
$880
$1,614
$972
$3,877
$166
$758
$1,818
$1,135
$3,912
$167
$712
$1,865
$1,169
2013
2014
2015
2016
2017
Q1 '18
Demand
MMAs, Savings & NOW
Retail Time
Jumbo Time

Cost of Deposits	2013	2014	2015	2016	2017	Q1 '18
	0.50%	0.43%	0.41%	0.38%	0.41%	0.46%

Regionally Superior Deposit Betas



2017 Deposit Beta vs. Southeast Banks with Assets $1.0 bn - $10.0 bn
75.0%
50.0%
25.0%
0.0%
Median: 15.1%
10.7%
SE Bank $1.0 bn - $10.0 bn
LION

Source: SNL Financial
Data as of 12/31/17

Overview of Loan Portfolio

Commercial Loans ($mm)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 16%
$729
$749
$1,013
$1,138
$1,182
$1,288
2013
2014
2015
2016
2017
Q1 '18
C&I
OO-CRE
NOO-CRE
Construction
Multi-Family

Dollars in thousands
Data as of the twelve months ended 12/31 each year, unless otherwise indicated

Total Loans Serviced for Others ($mm)



$12,000
$9,000
$6,000
$3,000
$0
$5,107
$6,563
$8,033
$9,206
$10,243
$10,366
2013
2014
2015
2016
2017
Q1 '18
Mortgage
SBA
Indirect Auto

Loan Portfolio Highlights – 3/31/18

- Implemented initiatives to bolster commercial loan growth
  - Year over year commercial loan growth of 9%
  - CRE and C&D Ratios of 144% and 60%, respectively
- Hired 26 commercial lenders throughout our markets over the past 2 years
- Pivoted loan portfolio strategy to better align with market demands
- Loan growth is 100% organic with no purchased participations or syndicated loan products
- Acquired loans have declined to $178.5 million as of Q1 '18

Loan Portfolio Mix in Transition

Loan Portfolio Composition as of 12/31/13



C&D 5.6%
Agriculture / Farmland 0.2%
HELOC 3.5%
1-4 Family 10.4%
Multifamily <1%
Owner-Occupied CRE 14.8%
Non-Owner Occ. CRE 9.7%
C&I 4.9%
Cons & Other 50.8%

Loan Portfolio Composition as of 3/31/18



C&D 7.2%
Agriculture / Farmland 0.1%
HELOC 3.6%
1-4 Family 21.5%
Multifamily <1%
Owner-Occupied CRE 10.0%
Non-Owner Occ. CRE 9.8%
C&I 4.0%
Cons & Other 43.5%

Dollars in thousands
Includes loans held for sale

Asset Quality

Non-Performing Asset Trends



$60.0
$45.0
$30.0
$15.0
$0.0
3.00%
2.25%
1.50%
0.75%
0.00%
2.92%
2.54%
1.50%
1.33%
1.06%
1.14%
$32.2
$0.0
$21.7
$23.7
$3.7
$29.5
$20.2
$3.5
$17.0
$17.1
$6.2
$17.2
$10.0
$6.3
$19.6
$9.5
$7.7
$23.2
2013
2014
2015
2016
2017
Q1 '18
Nonaccruals ($mm)
90+ PD Accruing ($mm)
OREO + Repos ($mm)
NPAs / Loans + OREO + Repos (%)

Adj. Loan Loss Reserve / Adj. Loans (%)



3.00%
2.25%
1.50%
0.75%
0.00%
2.90%
1.89%
1.40%
1.38%
1.16%
1.15%
2013
2014
2015
2016
2017
Q1 '18

NCOs / Average Loans



0.40%
0.30%
0.20%
0.10%
0.00%
0.38%
0.33%
0.12%
0.13%
0.12%
0.11%
2013
2014
2015
2016
2017
Q1 '18

Dollars in millions
Data as of the twelve months ended 12/31 each year; Q1 '18 data as of 3/31/18
Note: NPA figures exclude government guaranteed loans and nonaccrual acquired loans; Loan and loan loss reserve figures exclude indirect auto loans and acquired loans
See non-GAAP reconciliation tables in the appendix for a reconciliation to the comparable GAAP measure

Mortgage Banking

- 100% direct retail production
- Originate single family residential mortgage loans in the Southeast & Mid-Atlantic regions
- Servicing retained on majority of production sold to FNMA, FHLMC, and GNMA
- Purchase money volume comprises 85% of production for Q1 18; well above the national average of 63%
- New talent in Florida and Carolinas markets generating consistent new growth
- #1 in Production and New Home Volume in Atlanta MSA (1)

Mortgage Production and Sales ($mm)



$1,000
$750
$500
$250
$0
$553.0
$566.0
$800.4
$689.1
$752.9
$731.6
$669.7
$602.2
$613.3
$496.5
1Q '17
2Q '17
3Q '17
4Q '17
1Q '18
Production
Sales

(1) Per Metrostudy ATL Housing Market First Quarter 2018 - Production Volume and New Home Volume for Q1 2018

SBA Lending

- Top 10 SBA 7(a) lender in Georgia
- Originate 7(a), 504, and USDA B&I loans nationwide
- Loan production of $21.4M and sales of $10.7M in the first quarter of 2018
- Gain on sale of loans of $4.2 million in 2017
- Servicing 653 loans totaling $415M, 513 sold loans with an average balance of approximately $500K as of 3/31/18
- Hiring new lenders to help build out nationwide coverage

SBA Production and Sales ($mm)



$60.0
$45.0
$30.0
$15.0
$0.0
$16.6
$14.0
$33.0
$9.6
$15.3
$15.8
$40.2
$8.0
$21.4
$10.7
1Q '17
2Q '17
3Q '17
4Q '17
1Q '18
Production
Sales

Indirect Auto Lending

- LION has operated this line of business since 1990
- Top 25 depository auto lender with one of the top performing asset qualities in the nation
- Continued focus on quality underwriting, compliance and profitability
- Strong credit characteristics and performance
- Strategic balance sheet asset and business
- Future source of liquidity ($60 million per month)
- Managing production to align with declining market demand

Indirect Auto Loan Production and Sales ($mm)



$400.0
$300.0
$200.0
$100.0
$0.0
$316.5
$192.4
$249.7
$152.0
$256.1
$27.1
$345.0
$59.7
$258.6
$86.0
1Q17
2Q17
3Q17
4Q17
1Q18
Production
Sales

Profitability

Return on Average Assets



1.20%
0.90%
0.60%
0.30%
0.00%
0.97%
0.78%
0.70%
1.10%
1.03%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Return on Average Tangible Common Equity



16.0%
12.0%
8.0%
4.0%
0.0%
12.2%
9.9%
8.6%
13.0%
12.2%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
Accretable Yield
3 bps
10 bps
4 bps
11 bps
5 bps
3.21%
3.20%
3.20%
3.42%
3.29%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Source: SNL Financial
Data as of or for the three months ended each respective quarter

Non Interest Income / Total Revenue



55.0%
50.0%
45.0%
40.0%
35.0%
53.7%
51.0%
50.2%
44.6%
51.6%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Diversified Revenue Sources

- LION services $10.4 billion of loans which generated ~$8.7 million of revenue in Q1 '18

Revenue Composition (%)



Net Interest Income 48.4%
Non Interest Income 51.6%

Non-Interest Income Composition (%)



SBA lending activities 3.1%
Other 4.2%
Service Charges and Other Fees 10.0%
Indirect lending activities 5.7%
Mortgage banking activities 77.0%

NII / Total Revenue vs. Southeast Banks with Assets $1.0 bn - $10.0 bn



60.0%
45.0%
30.0%
15.0%
0.0%
Median: 19.7%
51.6%
SE Bank $1.0 bn - $10.0 bn
LION

Source: SNL Financial
Data as of or for the three months ended 3/31/18

Capital Ratios


Capital Ratios
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
9.4%
8.7%
9.1%
8.4%
10.2%
9.5%
12.7%
12.0%
8.3%
Leverage Ratio
CET1 Ratio
Tier 1 Ratio
Total Capital Ratio
TCE / TA

Data as of or for the three months ended 3/31/18
Note: Gray dotted boxes indicate potential additional regulatory capital from proposed change in Basel III capital rules related to MSRs

Interest Rate Sensitivity



Change in Net Interest Income
8.0%
4.0%
0.0%
(4.0%)
(8.0%)
(5.5%)
(3.3%)
3.6%
7.7%
Down 200 bps
Down 100 bps
Up 100 bps
Up 200 bps

Source: Company Documents
Data as of 12/31/17

Attractive Valuation Relative to Southeast Banks

Price / 2018 Consensus EPS



13.4x
15.6x

Price / 2019 Consensus EPS



12.5x
13.6x

Price / TBV



156%
190%

Dividend Yield



2.1%
1.0%

LION   SE Banks Median

Source: SNL Financial
Financial data as of the three months ended 3/31/18; market data as of 5/4/18
Southeast banks include all major exchange traded banks headquartered in the Southeast with assets between $1 billion and $10 billion; excludes merger targets

Summary

- Significant scarcity value as $4.8 billion in assets bank concentrated in Atlanta and select, attractive Florida markets
- Strong asset generation platform attached to a stable, low-cost deposit base
- Favorably situated for a rising rate environment with a $10.4 billion loan servicing portfolio to offset softer mortgage production
- Continued focus on building commercial bank lines of business
- Well positioned for continued organic growth and opportunistic acquisitions
- Attractive valuation relative to Southeast peers

Appendix

Sell-Side Analyst Estimates

Analyst Estimates

Analyst	2018 EPS	2019 EPS	Price Target	Rating
KBW	$1.65	$1.85	$27.00	Outperform
FIG	1.60	1.90	26.50	Outperform
Stephens	1.74 (1)	1.74	24.00	Perform
Sandler O'Neill (2)	NA	NA	NA	NA

Source: Thomson One
(1) Stephens 2018 EPS estimate includes adjustment for Q1 2018 actual earnings
(2) Sandler O'Neill coverage temporarily suspended as analyst covering LION is on maternity leave

Historical Financials

(UNAUDITED)

($ in thousands, except per share data)

	As of or for the Quarter Ended					Increase/(Decrease)	
	1Q 2017	2Q 2017	3Q 2017	4Q 2017	1Q 2018	4Q 2017	1Q2017
EARNINGS SUMMARY							
Interest income	$37,642	$39,578	$39,105	$41,653	$41,562	($91)	$3,920
Interest expense	5,408	5,832	5,711	5,779	6,794	1,015	1,386
Net interest income	32,234	33,746	33,394	35,874	34,768	(1,106)	2,534
Provision for loan losses	2,100	750	1,425	-	2,130	2,130	30
Noninterest income	37,370	35,056	33,638	28,888	37,133	8,245	(237)
Noninterest expense	50,572	54,551	52,837	52,910	54,742	1,832	4,170
Income tax expense	6,405	4,609	4,836	(591)	3,262	3,853	(3,143)
Net income	10,527	8,892	7,934	12,443	11,767	(676)	1,240
PERFORMANCE:							
Earnings per common share - basic	$0.40	$0.34	$0.30	$0.46	$ 0.44	$ (0.02)	$ 0.04
Earnings per common share - diluted	0.40	0.33	0.30	0.46	0.43	(0.03)	0.03
Book value per common share	14.09	14.21	14.47	14.86	15.19	0.33	1.10
Tangible book value per common share[1]	13.58	13.72	14.00	14.41	14.75	0.34	1.17
Return on average assets	0.97%	0.78%	0.70%	1.10%	1.03%	-0.07%	0.06%
Adjusted return on average assets[4]	0.85%	0.82%	0.73%	1.18%	0.72%	-0.46%	-0.13%
Return on average shareholders' equity	11.78%	9.58%	8.28%	12.57%	11.83%	-0.74%	0.05%
Adjusted return on average shareholders' equity[4]	10.40%	10.03%	8.64%	13.49%	8.25%	-5.24%	-2.15%
Net interest margin	3.21%	3.20%	3.20%	3.42%	3.29%	-0.13%	0.08%
Noninterest income to total revenue	53.69%	50.95%	50.18%	44.61%	51.64%	7.03%	-2.05%
END OF PERIOD BALANCE SHEET SUMMARY:							
Total assets	$4,531,057	$4,609,280	$4,506,423	$4,576,858	$4,811,659	$234,801	$280,602
Loans, excluding Loans Held-for-Sale	3,354,926	3,332,132	3,409,707	3,580,966	3,714,308	133,342	359,382
Total loans	3,716,043	3,726,842	3,750,036	3,938,721	4,139,608	200,887	423,565
Total deposits	3,755,108	3,899,796	3,938,360	3,867,200	3,900,407	33,207	145,299
Assets serviced for others	9,553,855	9,877,434	10,109,466	10,242,742	10,367,564	124,822	813,709
ASSET QUALITY RATIOS:							
Net charge-offs to average loans	0.16%	0.09%	0.13%	0.11%	0.11%	0.00%	-0.05%
Allowance to period-end loans	0.91%	0.91%	0.90%	0.83%	0.83%	0.00%	-0.08%
Adjusted Allowance to adjusted period-end loans[2]	1.35%	1.30%	1.29%	1.16%	1.15%	-0.01%	-0.20%
Adjusted nonperforming assets to adjusted total loans, ORE and repos[2]	1.25%	1.15%	1.05%	1.06%	1.14%	0.08%	-0.11%
Adjusted NPA's/Total Assets[3]	0.86%	0.79%	0.75%	0.79%	0.84%	0.05%	-0.02%
Capital:							
Leverage ratio	8.48%	8.36%	8.81%	8.85%	8.74%	-0.11%	0.26%
Common equity tier 1 (CET1) capital	8.37%	8.61%	8.81%	8.86%	8.41%	-0.45%	0.04%
Tier 1 risk-based capital	9.51%	9.76%	9.96%	10.00%	9.47%	-0.53%	-0.04%
Total risk-based capital	12.20%	12.47%	12.68%	12.65%	11.98%	-0.67%	-0.22%

(1) See non-GAAP reconciliation table in the appendix for a reconciliation to comparable GAAP measure.

(2) Adjusted Allowance to period end loans excludes indirect and acquired loans. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

(3) Excludes acquired loans and net of government guarantees. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

(4) Net income excludes tax effected MSR recovery/impairment. See non-GAAP reconciliation table in the appendix for a reconciliation to the comparable GAAP measure.

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	1Q 2017	2Q 2017	3Q 2017	4Q 2017	1Q 2018
Reconciliation of NPA's/ total loans, ORE and repos, excluding acquired and government guaranteed loans					
Nonaccrual Loans	$ 38,377	$ 37,894	$ 41,408	$ 47,012	$ 58,706
Add: Loans Past Due 90 Days or More and Still Accruing	8,414	7,210	6,534	6,313	7,728
Add: Repossessions	1,654	1,779	2,040	2,392	1,853
Add: Other Real Estate	11,284	9,382	8,624	7,621	7,668
Nonperforming assets (GAAP)	**$59,729**	**$56,265**	**$58,606**	**$63,338**	**$75,955**
Less: Amount of repurchased government-guaranteed loans included in nonaccrual loans	(12,287)	(12,502)	(15,450)	(19,478)	(26,091)
Less: SBA guaranteed loans in nonaccrual	(3,373)	(2,949)	(2,145)	(1,652)	(1,541)
Less: Non Accrual Acquired Loans	(5,204)	(4,544)	(7,366)	(6,242)	(7,890)
Nonperforming assets, excluding acquired and government guaranteed loans (non-GAAP)	**$38,865**	**$36,270**	**$33,645**	**$35,966**	**$40,433**
Total Loans (excluding HFS)	3,354,926	3,332,132	3,409,707	3,580,966	3,714,308
Add: Total ORE	11,284	9,382	8,624	7,621	7,668
Add: Total Reposessions	1,654	1,779	2,040	2,392	1,853
Total Loans, ORE and Reposessions (GAAP)	**3,367,864**	**3,343,293**	**3,420,371**	**3,590,979**	**3,723,829**
Less: Acquired Loans	(258,366)	(230,256)	(216,994)	(196,565)	(178,496)
Total Loans, ORE and Reposessions Less Acquired Loans (non-GAAP)	**3,109,498**	**3,113,037**	**3,203,377**	**3,394,414**	**3,545,333**
Nonperforming assets/ total loans, ORE and repos (GAAP)	**1.77%**	**1.68%**	**1.71%**	**1.76%**	**2.04%**
Adjusted Nonperforming assets/ total loans, ORE and repos, excluding acquired and government guaranteed loans (Non-GAAP)	**1.25%**	**1.17%**	**1.05%**	**1.06%**	**1.14%**
Reconciliation of Nonperforming assets/ Assets, excluding acquired and government guaranteed loans					
Total Assets	4,531,057	4,609,280	4,505,423	4,576,858	4,811,659
Nonperforming assets /Assets (GAAP)	**1.32%**	**1.22%**	**1.30%**	**1.38%**	**1.58%**
Adjusted Nonperforming assets/ Assets (non-GAAP) (1)	**0.86%**	**0.79%**	**0.75%**	**0.79%**	**0.84%**
(1) See above calculation for Nonperforming assets, excluding acquired and government guaranteed loans					
Reconciliation of allowance to adjusted allowance:					
Allowance for loan losses (GAAP)	30,455	30,425	30,708	29,772	30,940
Less: allowance allocated to indirect auto loans	(9,442)	(9,767)	(10,116)	(10,258)	(9,888)
Less: allowance allocated to acquired loans	(284)	(284)	(159)	(209)	(134)
Adjusted allowance for loan losses (non-GAAP)	**20,729**	**20,374**	**20,428**	**19,305**	**20,918**
Reconciliation of total loans to adjusted total loans:					
Total loans, excluding Loans HFS	3,354,926	3,332,132	3,409,707	3,580,966	3,714,308
Less: indirect auto loans	(1,565,298)	(1,531,761)	(1,609,678)	(1,716,156)	(1,719,670)
Less: acquired loans	(258,366)	(230,256)	(216,994)	(196,565)	(178,496)
Adjusted total loans (non-GAAP)	**1,531,262**	**1,570,115**	**1,583,035**	**1,668,245**	**1,816,142**
Allowance to total loans (GAAP)	**0.91%**	**0.91%**	**0.90%**	**0.83%**	**0.83%**
Adjusted allowance to adjusted total loans (non-GAAP)	**1.35%**	**1.30%**	**1.29%**	**1.16%**	**1.15%**

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	1Q 2017	2Q 2017	3Q 2017	4Q 2017	1Q 2018
Reconciliation of book value per common share to tangible book value per common share					
Shareholders' Equity	371,302	379,399	388,068	401,632	410,744
Less: Core Deposit Intangible	(6,855)	(6,514)	(6,172)	(5,853)	(5,575)
Less: Bank Charter Florida	(1,289)	(189)	(1,289)	(1,289)	(1,289)
Less: Goodwill	(5,164)	(5,164)	(5,164)	(5,164)	(5,164)
Adjusted Shareholder's Equity (non-GAAP)	**357,994**	**367,532**	**375,443**	**389,326**	**398,716**
End of Period Shares	26,358,620	26,702,665	26,815,287	27,019,201	27,034,255
Book Value per Share (GAAP)	**14.09**	**14.21**	**14.47**	**14.86**	**15.19**
Tangible Book Value per Share (non-GAAP)	**13.58**	**13.76**	**14.00**	**14.41**	**14.75**
Reconciliation of return on average tangible shareholders' equity					
Average shareholders' equity	362,321	372,323	379,962	392,748	403,448
Less: average core deposit Intangible	(7,019)	(6,678)	(6,338)	(5,995)	(5,706)
Less: average bank charter Florida	(1,289)	(1,289)	(1,289)	(1,289)	(1,289)
Less: average goodwill	(5,164)	(5,164)	(5,164)	(5,164)	(5,164)
Average tangible shareholders' equity (non-GAAP)	**348,849**	**359,192**	**367,171**	**380,300**	**391,289**
Net income	10,527	8,892	7,934	12,443	11,767
ROACE (GAAP)	**11.78%**	**9.58%**	**8.28%**	**12.57%**	**11.83%**
ROATCE (non-GAAP)	**12.24%**	**9.93%**	**8.57%**	**12.98%**	**12.20%**
Reconciliation of adjusted return on average assets					
Average assets	4,409,492	4,579,531	4,479,645	4,505,528	4,626,382
Net income	10,527	8,892	7,934	12,443	11,767
Tax effected MSR recovery/(impairment)	1,237	(419)	(338)	(911)	3,559
Adjusted net income (non-GAAP)	**9,290**	**9,311**	**8,272**	**13,354**	**8,208**
ROAA (GAAP)	**0.97%**	**0.78%**	**0.70%**	**1.10%**	**1.03%**
Adjusted ROAA (non-GAAP)	**0.85%**	**0.82%**	**0.73%**	**1.18%**	**0.72%**
Reconciliation of adjusted return on average shareholders' equity					
Average shareholders' equity	362,321	372,323	379,962	392,748	403,448
Net income	10,527	8,892	7,934	12,443	11,767
Tax effected MSR recovery/(impairment)	1,237	(419)	(338)	(911)	3,559
Adjusted net income (non GAAP)	**9,290**	**9,311**	**8,272**	**13,354**	**8,208**
ROACE (GAAP)	**11.78%**	**9.58%**	**8.28%**	**12.57%**	**11.83%**
Adjusted ROACE (non GAAP)	**10.40%**	**10.03%**	**8.64%**	**13.49%**	**8.25%**

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	2013	2014	2015	2016	2017
Reconciliation of NPA's/ total loans, ORE and repos, excluding acquired and government guaranteed loans					
Nonaccrual Loans	$ 40,531	$ 34,856	$ 27,128	$ 35,358	$ 47,012
Add: Loans Past Due 90 Days or More and Still Accruing	-	3,690	3,497	6,189	6,313
Add: Repossessions	1,219	1,183	1,560	2,274	2,392
Add: Other Real Estate	30,982	22,564	18,677	14,814	7,621
Nonperforming assets (GAAP)	**$72,732**	**$62,293**	**$50,862**	**$58,635**	**$63,338**
Less: Amount of repurchased government-guaranteed loans included in nonaccrual loans	-	(334)	(163)	(7,771)	(19,478)
Less: SBA guaranteed loans in nonaccrual	(3,238)	(3,047)	(2,853)	(4,248)	(1,652)
Less: Non Accrual Acquired Loans	(15,598)	(1,978)	(7,077)	(6,136)	(6,242)
Nonperforming assets, excluding acquired and government guaranteed loans (non-GAAP)	**$53,896**	**$56,934**	**$40,769**	**$40,480**	**$35,966**
Total Loans (excluding HFS)	1,893,037	2,253,306	2,896,948	3,302,264	3,580,966
Add: Total ORE	30,982	22,564	18,677	14,814	7,621
Add: Total Repossessions	1,219	1,183	1,560	2,274	2,392
Total Loans, ORE and Repossessions (GAAP)	**1,925,238**	**2,277,053**	**2,917,185**	**3,319,352**	**3,590,979**
Less: Acquired Loans	(76,423)	(37,284)	(199,870)	(275,515)	(196,567)
Total Loans, ORE and Repossessions Less Acquired Loans (non-GAAP)	**1,848,815**	**2,239,769**	**2,717,315**	**3,043,837**	**3,394,412**
Nonperforming assets/ total loans, ORE and repos(GAAP)	**3.78%**	**2.74%**	**1.74%**	**1.77%**	**1.76%**
Adjusted Nonperforming assets/ total loans, ORE and repos, excluding acquired and government guaranteed loans (non-GAAP)	**2.92%**	**2.54%**	**1.50%**	**1.33%**	**1.06%**
Reconciliation of nonperforming assets/ Assets, excluding acquired and government guaranteed loans					
Total Assets	2,564,053	3,085,135	3,849,063	4,389,685	4,576,858
Nonperforming assets /Assets (GAAP)	**2.84%**	**2.02%**	**1.32%**	**1.34%**	**1.38%**
Adjusted nonperforming assets/ Assets (non-GAAP) [1]	**2.10%**	**1.85%**	**1.06%**	**0.92%**	**0.79%**
(1) See above calculation for Nonperforming assets, excluding acquired and government guaranteed loans					
Reconciliation of allowance to adjusted allowance:					
Allowance for loan losses (GAAP)	33,684	25,450	26,464	29,831	29,772
Less: allowance allocated to indirect auto loans	(5,995)	(5,917)	(8,338)	(9,522)	(10,258)
Less: allowance allocated to acquired loans	(3,330)	(715)	(613)	(284)	(209)
Adjusted allowance for loan losses (non-GAAP)	**24,359**	**18,818**	**17,513**	**20,025**	**19,305**
Reconciliation of total loans to adjusted total loans:					
Total loans, excluding Loans HFS	1,893,037	2,253,306	2,896,948	3,302,264	3,580,966
Less: indirect auto loans	(975,223)	(1,219,232)	(1,449,480)	(1,575,865)	(1,716,156)
Less: acquired loans	(76,423)	(37,284)	(199,870)	(275,515)	(196,567)
Adjusted total loans (non-GAAP)	**841,391**	**996,790**	**1,247,598**	**1,450,884**	**1,668,243**
Allowance to total loans (GAAP)	**1.78%**	**1.13%**	**0.91%**	**0.90%**	**0.83%**
Adjusted allowance to adjusted total loans (non-GAAP)	**2.90%**	**1.89%**	**1.40%**	**1.38%**	**1.16%**

Non-GAAP Measures and Ratio Reconciliation

dollars in thousands	2013	2014	2015	2016	2017
Reconciliation of book value per common share to tangible book value per common share					
Shareholders' Equity	236,230	264,951	301,459	362,647	401,632
Less: Core Deposit Intangible	(1,087)	(2,569)	(7,093)	(7,196)	(5,853)
Less: Bank Charter Florida	(1,289)	(1,289)	(1,289)	(1,289)	(1,289)
Less: Goodwill	-	-	-	(5,164)	(5,164)
Adjusted Shareholder's Equity (non-GAAP)	**233,854**	**261,093**	**293,077**	**348,998**	**389,326**
End of Period Shares	21,342,549	21,365,098	23,140,744	26,318,400	27,019,201
Book Value per Share (GAAP)	**11.07**	**12.40**	**13.03**	**13.78**	**14.86**
Tangible Book Value per Share(Non-GAAP)	**10.96**	**12.22**	**12.66**	**13.26**	**14.41**
Reconciliation of adjusted return on average assets					
Average assets	2,548,145	2,715,657	3,377,129	4,212,634	4,494,179
Net income	27,638	30,036	39,135	38,766	39,796
Tax effected MSR recovery/(impairment)	1,254	(2,147)	(1,957)	237	(482)
Adjusted net income (non-GAAP)	**26,384**	**32,183**	**41,092**	**38,529**	**40,278**
ROAA (GAAP)	**1.09%**	**1.11%**	**1.16%**	**0.92%**	**0.89%**
Adjusted ROAA (non-GAAP)	**1.04%**	**1.19%**	**1.22%**	**0.91%**	**0.90%**
Reconciliation of adjusted return on average shareholders' equity					
Average shareholders' equity	226,457	248,783	282,581	333,940	378,749
Net income	27,638	30,036	39,135	38,766	39,796
Tax effected MSR recovery/(impairment)	1,254	(2,147)	(1,957)	237	(482)
Adjusted net income (non-GAAP)	**26,384**	**32,183**	**41,092**	**38,529**	**40,278**
ROACE (GAAP)	**12.20%**	**12.07%**	**13.85%**	**11.61%**	**10.51%**
Adjusted ROACE (non-GAAP)	**11.65%**	**12.94%**	**14.54%**	**11.54%**	**10.63%**

FIDELITY SOUTHERN CORPORATION

Positioning for Organic Growth and Opportunistic Acquisitions

Jim Miller, Jr.
Chairman and CEO
Jim.Miller@LionBank.com
404.240.1501

Palmer Proctor, Jr.
President
Palmer.Proctor@LionBank.com
404.240.1525

Charlie Christy
EVP and CFO
Charlie.Christy@LionBank.com
404.240.1515